   As filed with the Securities and Exchange Commission on August 7, 1995
                                                       REGISTRATION NO. ________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                                  RHODES, INC.
               (Exact Name of Registrant as Specified in Charter)

          GEORGIA                                             58-0536190
(State or Other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                             Identification No.)

                              4370 PEACHTREE ROAD
                            ATLANTA, GEORGIA  30319
                                 (404) 264-4600
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                      RHODES, INC. EMPLOYEES' SAVINGS PLAN
                              (Full Title of Plan)

                                 JOEL H. DUGAN
                             SENIOR VICE PRESIDENT
                           FINANCE AND ADMINISTRATION
                              4370 PEACHTREE ROAD
                            ATLANTA, GEORGIA  30319
                                 (404) 264-4600
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                   COPIES TO:
                              E. WILLIAM BATES, II
                                KING & SPALDING
                              120 WEST 45TH STREET
                           NEW YORK, NEW YORK  10036
                                 (212) 556-2100

                        CALCULATION OF REGISTRATION FEE

=======================================================================================================
  Title of Each                               Proposed                 Proposed
    Class of               Amount              Maximum                  Maximum             Amount of
  Securities to            to be            Offering Price              Aggregate          Registration
  be Registered          Registered          Per Share(1)            Offering Price            Fee
-------------------------------------------------------------------------------------------------------
   Common Stock,
without par value(2)    50,000 shares         $10.50                   $525,000             $181.03

-------------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(h) of the Securities Act of 1933, based upon the average of the high and low reported sales price of the Registrant's common stock on the New York Stock Exchange.
(2) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

                                    Part I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


Item 1.  Plan Information.

Item 2.  Registration Information and Employee Plan Annual Information.


                                    Part II.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Certain Documents by Reference.

                 The following documents filed by Rhodes, Inc. (the "Company or the "Registrant") with the Securities and Exchange Commission are hereby incorporated by reference into this Registration Statement:

         (1) The Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1995;

         (2) The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 1995; and

         (3) The description of the Company's common stock, without par value, contained in the Form 8-A Registration Statement filed under the Exchange Act (File No. 1-9308), including any amendment or report filed for the purposes of updating such description.

                 All documents filed by the Company subsequent to the date of this Registration Statement pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act and prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities.

         Inapplicable.

Item 5.  Interest of Named Experts and Counsel.

         Inapplicable.

Item 6.  Indemnification of Directors and Officers.

                 Incorporated by reference to Item 6 of the Registrant's Registration Statement on Form S-8 (File No. 33-53969).

Item 7.  Exemptions from Registration Claimed.

         Inapplicable.

Item 8.  Exhibits.

                 Exhibit                   Description
                 -------                   -----------

                 4.1                       Restated and Amended Articles of
                                           Incorporation of Registrant
                                           (incorporated by reference to
                                           Exhibit 3.1 to the Registrant's
                                           Registration Statement on Form S-1
                                           (File No. 33-60962)).

                 4.2                       Amended Bylaws of Registrant
                                           (incorporated by reference to
                                           Exhibit 3.2 to the Registrant's
                                           Registration Statement on Form S-1
                                           (File No. 33-60962)).

                 5.1                       Opinion of King & Spalding.

                 23.1                      Consent of Arthur Andersen LLP

                 23.2                      Consent of King & Spalding (included
                                           in Exhibit 5.1).

                 99.1                      Rhodes, Inc. Employees' Savings
                                           Plan, as amended.

                 The Registrant will submit or has submitted the Rhodes, Inc. Employees' Savings Plan and any amendments thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.

                 Experts

                 The consolidated financial statements and schedules incorporated by reference in this Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said reports. Future consolidated financial statements of the Company and the reports thereon of Arthur Andersen LLP also will be incorporated by reference in this Registration Statement in reliance upon the authority of that firm as experts in giving those reports to the extent said firm has audited those financial statements and consented to the use of their reports thereon.

Item 9.  Undertakings.

         (a)     The undersigned Registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                          (A) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                          (B) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                          (C) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                                  provided, however, that paragraphs (a)(1)(A) and (a)(1)(B) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
                                  Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                 (2) That for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's Annual Report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's Annual Report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 24th day of July, 1995.


                                        RHODES, INC.



                                        By:   /s/ Irwin L. Lowenstein
                                           -------------------------------------
                                                  Irwin L. Lowenstein
                                                  Chairman of the Board of
                                                  Directors


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, as administrator of the Rhodes, Inc. Employees' Savings Plan, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 24th day of July, 1995.


                                        RHODES, INC. EMPLOYEES' SAVINGS PLAN

                                        By:  RHODES, INC.

                                             By:   /s/ Joel H. Dugan
                                                --------------------------------
                                                       Joel H. Dugan, Senior
                                                       Vice President, Finance
                                                       and Administration


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Irwin L. Lowenstein and Joel H. Dugan and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such persons and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacity indicated on the 24th day of July, 1995.

Signature                                                                  Title
---------                                                                  -----
/s/ Irwin L. Lowenstein                                                    Chairman of the Board of Directors (Principal
-------------------------------------------------                          Executive Officer)
Irwin L. Lowenstein



/s/ Joel T. Lanham                                                         President (Principal Operating
-------------------------------------------------                          Officer)
Joel T. Lanham



/s/ Joel H. Dugan                                                          Senior Vice President, Finance and
-------------------------------------------------                          Administration (Principal Financial Officer)
Joel H. Dugan



/s/ Barbara W. Snow                                                        Vice President and Corporate Controller
-------------------------------------------------                          (Principal Accounting Officer)
Barbara W. Snow



/s/ Holcombe T. Green, Jr.                                                 Director
-------------------------------------------------
Holcombe T. Green, Jr.



/s/ James R. Kuse                                                          Director
-------------------------------------------------
James R. Kuse



/s/ Don L. Chapman                                                         Director
-------------------------------------------------
Don L. Chapman



/s/ James V. Napier                                                        Director
-------------------------------------------------
James V. Napier

                                 EXHIBIT INDEX


Exhibit                                      Description                                        Page No.
-------                                      -----------                                        --------
  4.1                            Restated and Amended Articles of                                 N/A
                                 Incorporation of Registrant
                                 (incorporated by reference to
                                 Exhibit 3.1 to the Registrant's
                                 Registration Statement on Form S-1
                                 (File No. 33-60962)).

  4.2                            Amended Bylaws of Registrant                                     N/A
                                 (incorporated by reference to
                                 Exhibit 3.2 to the Registrant's
                                 Registration Statement on Form S-1
                                 (File No. 33-60962)).

  5.1                            Opinion of King & Spalding.

  23.1                           Consent of Arthur Andersen LLP

  23.2                           Consent of King & Spalding (included
                                 in Exhibit 5.1)

  99.1                           Rhodes, Inc. Employees' Savings Plan,
                                 as amended.